UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2004

DOGS INTERNATIONAL

(Exact name of registrant as specified in charter)

Nevada	333-84568	90-0006843
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

408 S. Daytona
Flagler Beach, FL	32136
(Address of Principal Executive Office)	(Zip Code)

(386) 439-4006

(Registrant's Executive Office Telephone Number)

Item 4.01. Changes in Registrant's Certifying Accountant

On November 18, 2004, we received a notice from Beckstead and Watts, LLP informing us that Beckstead and Watts were resigning as our Independent Accountant effective immediately.

The reports of Beckstead and Watts on our consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Beckstead and Watts' issuance of going concern opinions on the financial statements for the fiscal years ending December 31, 2003 and 2002. From January 23, 2002 (inception) through November 18, 2004, when Beckstead and Watts resigned as our independent accountant, there were no disagreements between us and Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead and Watts, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

We are currently seeking a replacement Independent Accountant.

Item 9.01 Financial Statements and Exhibits

EXHIBITS

16 Letter from Beckstead and Watts, LLP

______

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOGS INTERNATIONAL

By:/s/ Rosemary Williams

Rosemary Williams, President

Date: November 18, 2004